UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 27, 2006
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 4.1
Exhibit 99.1

Item 1.01. Entry into a Material Definitive Agreement.
On July 27, 2006, CSK Auto, Inc. (“Auto”), a wholly owned subsidiary of CSK Auto Corporation (the “Company”), entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) among Auto, the Company, CSKAUTO.COM, Inc. (“AUTO.COM”), and The Bank of New York Trust Company, N.A. (the “Trustee”), which amends the Indenture, dated as of December 19, 2005, among Auto, the Company, AUTO.COM and the Trustee (as previously supplemented, the “Indenture”) governing Auto’s 4 5/8% Senior Exchangeable Notes due 2025 (the “Notes”). The Second Supplemental Indenture provides that, among other things, any documents and reports that Auto would have been required to file with the SEC or the Trustee for the Notes on any date on or before June 30, 2007 shall not be required to be filed until such date.
The Second Supplemental Indenture also provides that effective July 27, 2006, the interest rate of the Notes will increase to 6.75% per year to, but excluding December 15, 2010, and 6.50% per year thereafter. The exchange rate of the Notes was also increased effective July 27, 2006 from 49.8473 shares of the Company’s common stock per $1,000 principal amount of Notes to 60.6061 shares of the Company’s common stock per $1,000 principal amount of Notes.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Second Supplemental Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On July 27, 2006, the Company issued a press release announcing that Auto had obtained a waiver of the previously announced default under the Indenture and had entered into an agreement to amend certain terms of the Notes and the Indenture. The press release is attached hereto as Exhibit 99.1.
The information furnished under this Item 7.01 and in the Exhibit 99.1 attached hereto is intended to be furnished and is supplemental to the information filed under Item 1.01 in this report, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of July 27, 2006, among CSK Auto, Inc., CSK Auto Corporation, CSKAUTO.COM, Inc., and The Bank of New York Trust Company, N.A.

99.1	Press release dated July 27, 2006.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

By:	/s/ Randi Val Morrison

Randi Val Morrison
Vice President, General Counsel and
Secretary
DATED: July 31, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of July 27, 2006, among CSK Auto, Inc., CSK Auto Corporation, CSKAUTO.COM, Inc., and The Bank of New York Trust Company, N.A.

99.1	Press release dated July 27, 2006.